UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 10, 2025

Bakkt Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39544	98-1550750
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

10000 Avalon Boulevard, Suite 1000,

Alpharetta, Georgia 30009

Registrant’s telephone number, including area code: (678) 534-5849

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	BKKT	The New York Stock Exchange
Warrants to purchase Class A Common Stock	BKKT WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

Bakkt Holdings, Inc. (the “Company”) has updated its investment policy to enable the Company to allocate capital into Bitcoin and other digital assets as part of its broader treasury and corporate strategy, subject to market conditions and the anticipated liquidity needs of the business. The Company may acquire Bitcoin or other digital assets, using excess cash, proceeds from future equity or debt financings, or other capital sources, subject to the limitation set forth in the Company’s investment policy. The Company may also explore further opportunistic financing alternatives, including the issuance of convertible notes, bonds, or other debt instruments, for the purpose of acquiring Bitcoin or other digital assets or otherwise in accordance with the Company’s investment policy. To date, the Company has not purchased any Bitcoin or other digital assets pursuant to its revised investment policy. There can be no assurance that the Company will enter into any such transactions. The timing and magnitude of any such transactions will depend on market conditions, capital market receptivity, business performance and other strategic considerations.

There are risks associated with updating the Company’s investment policy, which may cause the Company’s business, financial condition, results of operations and future prospects to be materially adversely affected. For further details regarding the risks of implementing our strategy, refer to “Risk Factors Related to the Update of our Investment Policy”, which is attached as Exhibit 99.1 to this Current Report.

On June 10, 2025, the Company issued a press release relating to the matters above, a copy of which is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

Item 8.01 Other Events

Supplements to 2025 Annual Meeting Proxy Statement

2025 Annual Meeting Supplement

The 2025 Annual Meeting Proxy Statement currently provides on pages 49-50 in the section “Proposal No. 4: Amendment of Certificate of Incorporation to Authorize Additional Shares of Class A Common Stock”, that:

“As of the date of this proxy statement, the Company has no current plans, commitments, arrangements or understandings relating to the issuance of the newly authorized shares that would be available if this Proposal No. 4 is adopted, including in connection with a merger, acquisition or other corporate or financing transaction, except with respect to possible transactions contemplated by the Cooperation Agreement (as defined below). However, as part of the Company’s strategic plan, the Company routinely engages in discussions with potential financing sources and acquisition targets. If this Proposal No. 4 is adopted by our stockholders, and if any such discussions or any exercise of the Call Option or Put Event (each as defined in the Cooperation Agreement) result in us entering into definitive agreements with respect to one or more financing or strategic transactions at some point in the future, it is possible that we could issue some or all of the newly authorized shares in and upon closing such transactions. If stockholders do not vote to approve this Proposal No. 4, the Company may be unable to issue shares when needed; whereas approving this Proposal No. 4 will provide greater flexibility to ensure that there will be a sufficient number of authorized but unissued shares available to the Company for issuance in the future. Except with respect to the transactions contemplated by the Cooperation Agreement (as defined below), the Board has not authorized the Company to take any action with respect to the shares that would be authorized under this Proposal No. 4, and the Company currently does not have any agreements with respect to the issuance of the additional shares of Class A Common Stock authorized by the Share Increase Amendment.

Potential Effects of the Increase in the Number of Authorized Shares of Class A Common Stock

If the Company’s stockholders approve this Proposal No. 4 to increase the number of authorized shares of Class A Common Stock, unless otherwise required by applicable law or stock exchange rules, our Board will be able to issue the additional shares of Class A Common Stock from time to time in its discretion without further action or authorization by stockholders. The newly authorized shares of Class A Common Stock would be issuable for any proper corporate purposes, including future capital raising transactions of equity or convertible debt or preferred equity securities, acquisitions, investment opportunities, the establishment of collaborations or other strategic agreements, stock splits, stock dividends, issuance under current or future equity incentive plans or for other corporate purposes.

The proposed increase in the number of authorized shares of Class A Common Stock will not, by itself, have an immediate dilutive effect on our current stockholders. However, the future issuance of additional shares of Class A Common Stock, Preferred Stock, or securities convertible into our Class A Common Stock or Preferred Stock could, depending on the circumstances, have a dilutive effect on the earnings per share, book value per share, voting power and ownership interest of our existing stockholders, none of whom have preemptive rights to subscribe for additional shares of Class A Common Stock or Preferred Stock that we may issue, and which could depress the market price of the Class A Common Stock or Preferred Stock. We may sell shares of Class A Common Stock or Preferred Stock at a price per share that is less than the current price per share and less than the price per share paid by our current stockholders.”

The Company hereby amends and supplements the 2025 Annual Meeting Proxy Statement by amending and restating the paragraphs referred to above to read as follows:

“The Company has updated its investment policy to enable the Company to allocate capital into Bitcoin and other digital assets as part of its broader treasury and corporate strategy, subject to market conditions and the anticipated liquidity needs of the business. The Company may acquire any Bitcoin or other digital assets, using excess cash, proceeds from future equity or debt financings, or other capital sources. The Company may also explore further opportunistic financing alternatives, including the issuance of convertible notes, bonds, or other debt instruments, for the purpose of acquiring Bitcoin or other digital assets or otherwise in accordance with the Company’s investment policy. To date, the Company has not purchased any Bitcoin or other digital assets pursuant to its revised investment policy. There can be no assurance that the Company will enter into any such transactions. The timing and magnitude of any such transactions will depend on market conditions, capital market receptivity, business performance and other strategic considerations. As of the date of this proxy statement, the Company has no current plans, commitments, arrangements or understandings relating to the issuance of the newly authorized shares that would be available if this Proposal No. 4 is adopted, including in connection with a merger, acquisition or other corporate or financing transaction, except with respect to possible transactions contemplated by the Cooperation Agreement (as defined below). The Company may also use such newly authorized shares for transactions in connection with its updated investment policy (as described above) or opportunistic financings such as equity-lines-of-credit or at-the-market programs.

Except with respect to the transactions contemplated by the Cooperation Agreement (as defined below), the Board has not authorized the Company to take any action with respect to the shares that would be authorized under this Proposal No. 4, and other than the Subscription Agreements the Company currently does not have any agreements with respect to the issuance of the additional shares of Class A Common Stock authorized by the Share Increase Amendment. However, the Company many enter into any such agreements in the future.

In addition, as part of the Company’s strategic plan, the Company routinely engages in discussions with potential financing sources and acquisition targets. If this Proposal No. 4 is adopted by our stockholders, and if any such discussions or any exercise of the Call Option or Put Event (each as defined in the Cooperation Agreement) result in us entering into definitive agreements with respect to one or more financing or strategic transactions at some point in the future, it is possible that we could issue some or all of the newly authorized shares in and upon closing such transactions. If stockholders do not vote to approve this Proposal No. 4, the Company may be unable to issue shares when needed; whereas approving this Proposal No. 4 will provide greater flexibility to ensure that there will be a sufficient number of authorized but unissued shares available to the Company for issuance in the future.

Potential Effects of the Increase in the Number of Authorized Shares of Class A Common Stock

If the Company’s stockholders approve this Proposal No. 4 to increase the number of authorized shares of Class A Common Stock, unless otherwise required by applicable law or stock exchange rules, our Board will be able to issue the additional shares of Class A Common Stock from time to time in its discretion without further action or authorization by stockholders. The newly authorized shares of Class A Common Stock would be issuable for any proper corporate purposes, including future capital raising transactions of equity or convertible debt or preferred equity securities, acquisitions, investment opportunities, the establishment of collaborations or other strategic agreements, stock splits, stock dividends, equity-lines-of-credit, at-the-market programs, issuance under current or future equity incentive plans or for other corporate purposes, including but not limited to possible transactions contemplated by the Cooperation Agreement (as defined below) and any transactions the Company may pursue in connection with its updated investment policy (as described above).

The proposed increase in the number of authorized shares of Class A Common Stock will not, by itself, have an immediate dilutive effect on our current stockholders. However, the future issuance of additional shares of Class A Common Stock, Preferred Stock, or securities convertible into our Class A Common Stock or Preferred Stock could, depending on the circumstances, have a significant dilutive effect on the earnings per share, book value per share, voting power and ownership interest of our existing stockholders, none of whom have preemptive rights to subscribe for additional shares of Class A Common Stock or Preferred Stock that we may issue, and which could depress the market price of the Class A Common Stock or Preferred Stock. We may sell shares of Class A Common Stock or Preferred Stock at a price per share that is less than the current price per share and less than the price per share paid by our current stockholders. To the extent the Company enters into an equity-line-of-credit or similar transaction, the Company expects that any shares issued thereunder may be issued at a discount, which would be expected to have a significant dilutive effect on existing stockholders.”

The Company strongly encourages all of its stockholders to read the 2025 Annual Meeting Proxy Statement and other proxy materials relating to the 2025 Annual Meeting, including this Current Report on Form 8-K, which are available free of charge on the SEC’s website at www.sec.gov.

The disclosure in the section “Risk Factors Related to the Update of our Investment Policy”, which is attached as Exhibit 99.1 to this Current Report, is incorporated into this Item 8.01 by reference.

Adjournment of 2025 Annual Meeting

In connection with the foregoing, the Company intends to adjourn its 2025 Annual Meeting of Stockholders on June 10, 2025 to reconvene on June 17, 2025 at 10:00 a.m. Eastern Time, to allow stockholders additional time to consider the supplements to the 2025 Annual Meeting Proxy Statement set forth in this Current Report on Form 8-K.

If and when the 2025 Annual Meeting is adjourned, the Company will file a Current Report on Form 8-K reporting the adjournment.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description

99.1	Risk Factors Related to the Update of our Investment Policy

99.2	Press Release, dated June 10, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Cautionary Note Regarding Forward-Looking Statements

This Current Report contains “forward-looking statements” within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the U.S. Securities and Exchange Act of 1934, as amended. Such statements include, but are not limited to, statements regarding the Company’s plans with respect to its treasury strategy and other future financing transactions and prospects. Forward-looking statements can be identified by words such as “will,” “likely,” “expect,” “continue,” “anticipate,” “estimate,” “believe,” “intend,” “plan,” “projection,” “outlook,” “grow,” “progress,” “potential” or the negative of such terms or other variations thereof and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. Such forward-looking statements are based upon the current beliefs and expectations of the Company’s management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and beyond the Company’s control.

Actual results and the timing of events may differ materially from the results anticipated in such forward-looking statements as a result of the following factors, among others: the Company’s ability to continue as a going concern; the Company’s ability to grow and manage growth profitably; the possibility that the Company may be unable to obtain the applicable regulatory approvals to execute on the cooperation agreement with Distributed Technologies Research Global Ltd. (“DTR”); finalizing the proposed commercial agreement with DTR, including whether such agreement will be executed on terms favorable to the Company or if at all, or be completed on the expected timeline, and whether the Company will be able to successfully integrate its operations with those of DTR, including its infrastructure, and achieve the expected benefits therefrom; the regulatory environment for crypto currencies and digital stablecoin payments; changes in the Company’s business strategy, including its adoption of the treasury strategy; the price of digital assets, including Bitcoin; risks associated with owning digital assets, including Bitcoin, including price volatility, limited liquidity and trading volumes, relative anonymity, potential widespread susceptibility to market abuse and manipulation, compliance and internal control failures at exchanges and other risks inherent in its entirely electronic, virtual, form and decentralized network; the fluctuation of the Company’s operating results, including because the Company may be required to account for its digital assets at fair value; the Company’s ability to time the price of its purchase of digital assets pursuant to its strategy; the impact of the market value of digital assets on the Company’s ability to satisfy its financial obligations, including any debt financings; unrealized fair value gains on its digital asset holdings subjecting the Company to the corporate alternative minimum tax; legal, commercial, regulatory and technical uncertainty regarding digital assets and enhanced regulatory oversight of companies holding digital assets including the possibility that regulators reclassify any digital assets the Company holds, including Bitcoin, as a security causing the Company to be in violation of securities laws and be classified as an “investment company” under the Investment Company Act of 1940; competition by other Bitcoin treasury companies and the availability of spot-traded products for Bitcoin; enhanced regulatory oversight as a result of the Company’s treasury strategy; the possibility of experiencing greater fraud, security failures or operational problems on digital asset trading venues compared to trading venues for more established asset classes, and any malfunction, breakdown or abandonment of the underlying blockchain protocols, or other technological difficulties, may prevent access to or use of such digital assets; the concentration of the Company’s expected digital asset holdings relative to non-digital assets; the inability to use the Company’s digital asset holdings as a source of liquidity to the same extent as cash and cash equivalents, due to, for example, risks associated with digital assets and other risks inherent to its entirely electronic, virtual form and decentralized network; the Company or a third-party service provider experiencing a security breach or cyber-attack where unauthorized parties obtain access to its digital assets; the loss of access to or theft or data loss of the Company’s digital assets, which could be unrecoverable due to the immutable nature of blockchain transactions; if the Company elects to hold its digital assets through a third-party custodian, the loss of direct control over its digital assets and dependence on the custodian’s security practices and operational integrity which may lead to the loss of its digital assets as a result of the insolvency of the custodian, theft by employees or insiders of the custodian or if the custodian’s security measures are comprised, including as a result of a cyber-attack; the Company not being subject to the legal and regulatory protections applicable to investment companies such as mutual funds and exchange-traded funds, or to obligations applicable to investment advisers; the non-performance, breach of contract or other violations by counterparties assisting the Company in effecting its treasury strategy; the Company’s future capital requirements and sources and uses of cash, including funds to satisfy its liquidity needs and continued access to the ICE line of credit; changes in the market in which the Company competes, including with respect to its competitive landscape, technology evolution or changes in applicable laws or regulations; changes in the markets that the Company targets; volatility and disruptions in the crypto, digital payments and stablecoin markets that subject the Company to additional risks, including the risk that banks may not provide banking services to the Company and market sentiments regarding crypto currencies, digital payments and stablecoins; the possibility that the Company may be adversely affected by other macroeconomic, geopolitical, business, and/or competitive factors; the Company’s ability to launch new services and products, including with its expected commercial partners, or to profitably expand into new markets and services; the Company’s ability to execute its growth strategies, including identifying and executing acquisitions and divestitures and the Company’s initiatives to add new clients; the Company’s ability to reach definitive agreements with its expected commercial counterparties; the Company’s ability to successfully complete a strategic transaction of the Loyalty business; the Company’s failure to comply with extensive government regulations, oversight, licensure and appraisals; uncertain and evolving regulatory regime governing blockchain technologies, stablecoins, digital payments and crypto; the Company’s ability to establish and maintain effective internal controls and procedures; the exposure to any liability, protracted and costly litigation or reputational damage relating to the Company’s data security; the impact of any goodwill or other intangible assets impairments on the Company’s operating results; the Company’s ability to maintain the listing of its securities on the New York Stock Exchange; and other risks and uncertainties indicated in the Company’s filings with the SEC, including its most recent Annual Report on Form 10-K for the year ended December 31, 2024 and its most recent quarterly report on Form 10-Q for the quarter ended March 31, 2025, and the risks regarding the Company’s adoption of its treasury strategy set forth in Exhibit 99.1 to this Current Report.

You are cautioned not to place undue reliance on such forward-looking statements. Such forward-looking statements relate only to events as of the date on which such statements are made and are based on information available to us as of the date of this Current Report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BAKKT HOLDINGS, INC.
Date: June 10, 2025

/s/ Marc D’Annunzio
Name: Marc D’Annunzio
General Counsel and Secretary

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